EXHIBIT 10.1
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                    [AMENDED FORM OF STOCK OPTION AGREEMENT]

                         INTERNATIONAL WIRE GROUP, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT (this "Agreement") is made and entered into between International Wire Group, Inc., a Delaware corporation ("Group"), and the undersigned (the "Holder") in connection with the grant of an Option (hereinafter defined) under the International Wire Group, Inc. 2006 Stock Option Plan (the "Plan").


                                   WITNESSETH:

         WHEREAS, the Holder is an employee of Group or a subsidiary corporation thereof (such subsidiary corporation sometimes referred to herein as "Related Entities"; Group and the Related Entities are collectively referred to herein as the "Corporation") in a key position or is an officer and/or director of the Corporation, and Group desires to grant the Holder an Option through the Plan to purchase shares of Stock (hereafter defined) of Group, and Holder desires to accept the Option upon the terms, conditions and covenants set forth herein and in the Plan.

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the agreement between the Corporation and the Holder:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below:

         1.1 "Board of Directors" shall mean the board of directors of Group.

         1.2 "Cause" shall be as defined by any employment agreement applicable to Holder or, if none, shall mean termination of employment of Holder because of (i) Holder's conviction of, or plea of nolo contendere (or other similar plea) to, a felony or a crime involving moral turpitude; (ii) Holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) Holder's commission of material mismanagement in the conduct of Holder's duties as assigned to him; (iv) Holder's willful failure to execute or comply with the policies of the Corporation; (v) Holder's failure to properly perform Holder's stated established duties, or intentional failure to perform Holder's stated duties; or (vi) the illegal use of drugs on the part of Holder.

         1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 "Committee" shall have the meaning ascribed to such term under the Plan.

         1.5 "Confidential Information" shall mean information about the Corporation, including its respective businesses, products and practices, disclosed to or known by the Holder as a direct or indirect consequence of or through the employment by the Corporation. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than

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Holder, (ii) released in writing by the Corporation to the public or (iii) the subject of a written waiver executed by the Corporation for the benefit of Holder.

         1.6 "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Corporation who are regularly employed on a salaried basis. The determination of a Holder's Disability, and the date of its commencement, shall be determined in good faith solely by the Committee.

         1.7 "Fair Market Value" shall mean the closing price of the Stock on the date of calculation (or on the last preceding trading date if the Stock was not traded on such date) if the Stock is readily tradable on a national securities exchange or other market system, and if the Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Stock through the reasonable application of a reasonable valuation method; provided, however, in the event of a Change in Control (as defined in the Plan), the Fair Market Value shall be based on the actual consideration paid for such Common Stock.

         1.8 "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.9 "Stock" shall mean Group's authorized par value $0.01 per share Common Stock together with any other securities with respect to which Options (hereinafter defined) or other rights granted hereunder may become exercisable.

         2. GRANT OF NONQUALIFIED OPTION. Subject to the terms and conditions set forth herein, Group grants to the Holder an Option (the "Option") to purchase from Group at a price per share (the "Exercise Price") the number of shares of Stock (the "Option Shares") as both are set out on the signature page hereof subject to adjustments as provided in Paragraph 9 hereof. The Option is not intended to be an incentive option within the meaning of Section 422(a) of the Code.

         3. NOTICE OF EXERCISE. This Option may be exercised, in accordance with Paragraph 8, to purchase all or a portion of the applicable number of Option Shares exercisable by written notice to Group as provided in Paragraph 12, which notice shall:

         (a) specify the number of shares of Stock to be purchased at the Exercise Price;

         (b) if the person exercising this Option is not the named Holder, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Option; and

         (c) be accompanied by (i) payment in full of the Exercise Price in the form of a certified or cashier's check payable to the order of Group, (ii) with the Committee's approval, payment in the form of shares of Stock owned by the Holder which are of at least equal value to the aggregate Exercise Price payable in connection with such exercise, provided, such shares have been held for at least six (6) months or (iii) with the Committee's approval, a combination of any of (i) - (ii). The Committee may grant or withhold its approval under any or all of the foregoing subsections (ii) or (iii) in its sole and absolute discretion.



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         4.       INVESTMENT LETTER. Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the Holder (or, such other person exercising the Option) shall, as an absolute condition to his right to exercise the Option, deliver to Group an agreement or certificate containing such representations, warranties, and covenants as Group may deem necessary or appropriate to ensure that the issuance of shares of Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law. It is understood and agreed that under no circumstance shall Group be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of the Option or to issue any Stock in violation of the Securities Act or any applicable state securities law.

         5. TRANSFER AND EXERCISE OF NONQUALIFIED OPTION. The Option is not transferable by the Holder otherwise than by operation of law or by will or the laws of descent and distribution, and is exercisable, during the Holder's lifetime, only by the Holder. The Option may not be assigned, transferred (except by operation of law or by will or the laws of descent and distribution), pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option or any rights hereunder or thereto contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect. Notwithstanding the foregoing, the Option may be transferred by the Holder solely to the Holder's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.

         6. STATUS OF HOLDER. The Holder shall not be deemed a stockholder of Group with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased and issued. Group shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Option until there is compliance with all applicable requirements of law and this Agreement. This Agreement is not a contract of employment and the terms of the Holder's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Corporation to continue the Holder's employment.

         7. NO EFFECT ON CAPITAL STRUCTURE. This Option shall not affect the right of Group to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize and, by acceptance of this Agreement, Holder agrees that Holder has no standing before any court to object to or contest any such action.

         8. CONDITIONS AND SCHEDULE FOR EXERCISE. Except as otherwise provided herein, this Option shall expire ten (10) years from the date of this Agreement (the "Expiration Date"). Holder shall be entitled to exercise the Options granted herein in accordance with the vesting schedule set forth on the signature page hereof. Notwithstanding the provisions of the immediately preceding sentence, all Option Shares shall become exercisable immediately prior


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to a Change in Control (as defined in the Plan) subject, however, to the consummation of the Change in Control.

         All other provisions of this Agreement to the contrary notwithstanding, in the event of the termination of Holder's employment with the Corporation either due to Holder's voluntary resignation or the Corporation's termination of Holder for Cause, all rights under this Agreement and the Option shall terminate and shall thereupon be null and void effective 30 days after such termination termination; provided, however, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder.

         In the event of the termination of Holder's employment with the Corporation other than as a result of Holder's voluntary resignation or Holder's termination by the Corporation for Cause, all rights under this Agreement and the Option shall terminate and shall become null and void effective on the later of (i) the date upon which Holder is no longer entitled to receive any benefits from Group or any of its subsidiaries pursuant to any employment agreement applicable to Holder or, in the absence of any employment agreement applicable to Holder, (ii) thirty (30) days (or 180 days if because of death or Disability) after such termination (as applicable, the "Extended Exercisability Period"); provided, however, that in no event shall the Extended Exercisability Period extend beyond the Expiration Date; and provided, further, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder. During such Extended Exercisability Period, Holder (or Holder's legal representative in the event that Holder's employment with the Corporation is terminated because of death) shall have the right to exercise the Option with respect to all or any part of the shares of Stock which Holder was entitled to purchase immediately prior to the time of such termination.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ETC. AND ACCELERATION OF EXERCISABILITY. In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of Group (each, a "Reorganization"), the Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Stock are changed into a greater or lesser number of shares of Stock, the number and/or kind of shares and/or interests subject to an Option and the Exercise Price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.

         All of the provisions of this paragraph to the contrary notwithstanding, Group shall have the right to grant stock appreciation right agreements to others and/or issue additional stock options, if such options are to others out of authorized but unissued shares, even though the result of such stock appreciation right agreements and/or stock options dilute either the percentage of ownership of the Holder or the value per share of any Stock or Option herein granted and, in any such event, Holder's rights hereunder shall not be increased in any way.

         10. COMMITTEE AUTHORITY. Any question concerning the interpretation of this Agreement, any adjustments required to be made under Paragraph 9 of this Agreement, and any controversy which may arise under this


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Agreement and/or any paragraph hereof shall be finally determined by the
Committee in its sole and absolute discretion.

         11. PLAN CONTROLS. The terms of this Agreement are governed by the terms of the Plan, which is made a part hereof as if fully set forth herein, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         12. NOTICE. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, sent by mail or sent by overnight courier. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid or next business day after it is sent by overnight courier, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Group or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, Group and the Holder specify their respective addresses as set forth below on the signature lines on the last page hereof.

         13. AWARD INFORMATION CONFIDENTIAL. As partial consideration for the granting of this Option, the Holder agrees that Holder will keep confidential all information and knowledge that Holder has relating to the manner and amount of participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

         14. TAX WITHHOLDING. By acceptance hereof, Holder hereby (i) agrees to reimburse the Corporation by which Holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such Corporation in respect of Holder's exercise of all or a portion of the Option; (ii) authorizes the Corporation by which the Holder is employed to withhold from any cash compensation paid to the Holder or on the Holder's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Corporation by which the Holder is employed, in respect of the Holder's exercise of all or a portion of the Option; and (iii) agrees that Group may, in its discretion, hold the stock certificate to which Holder is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal (in the judgment of such Corporation) to the amount to be withheld.

         15. CONFIDENTIAL INFORMATION. As partial consideration of the granting of this Option, the Holder agrees that during Holder's employment with the Corporation or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Holder will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Corporation, in any manner whatsoever, any Confidential Information of the Corporation or any direct or indirect subsidiary of the Corporation without the prior written


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consent of the Chairman of the Board of Group. Given the nature of the
Confidential Information, the Corporation may be irreparably damaged by any unauthorized disclosure of any Confidential Information. Without prejudice to the rights and remedies otherwise available to the Corporation, Holder agrees that the Corporation shall be entitled to seek equitable relief, including an injunction or specific performance, in the event of any breach of this Paragraph 15.

         16. SUCCESSORS. Except as otherwise provided herein, this Agreement is binding on and enforceable by the heirs, successors, and assigns of the parties.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, except to the extent that Delaware law is preempted by Federal law.

         18. RESTRICTION ON SHARES. Holder acknowledges and agrees that upon exercise of the Option, if required in the opinion of counsel to Group, the certificates for Common Stock, when issued, will have substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

         19. ENFORCEABILITY; BINDING EFFECT. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such ruling shall not invalidate or render unenforceable the other provisions of this Agreement, unless the result of such invalidation or unenforceability shall be to deprive a party of the essential benefit of its bargain under this Agreement, in which event either adversely affected party may immediately terminate this Agreement. If any provision of this Agreement is found to be unenforceable, the unenforceable provision shall be deemed modified to the extent required to permit its enforcement in a manner most closely representing the intent of the parties as expressed herein and all other provisions shall be and remain in full force and effect. Subject to the prohibition on assignments, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their legal representatives, successors and assigns.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, Group has caused this Nonqualified Stock Option
Agreement to be executed and the Holder has hereunto set Holder's hand as of
_______________.


GROUP:                                      INTERNATIONAL WIRE GROUP, INC.
                                            12 Masonic Ave.
                                            Camden, NY 13316




                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




HOLDER:
                                            ------------------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------




OPTION TERMS:
------------

Number of Option Shares:
                                            ------------------------------------

Exercise Price:                             $_____ per share

Date of Grant:
                                            ------------------------------------

Vesting Schedule:                           Two-thirds of the options granted
                                            vest immediately and the remaining
                                            one-third of the options granted
                                            shall vest on October 20, 2007.

Expiration Date:                            10 years from the Date of Grant







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